EXHIBIT 99.2

CARROLLTON BANCORP

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Carrollton Bancorp (the "Company") on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission and which this Certification is an exhibit (the "Report"), the undersigned

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period reflected therein.

Date: March 4, 2003	/s/ RANDALL M. ROBEY Randall M. Robey Treasurer, Executive Vice President & CFO